										EXHIBIT 99
Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2011	24.8	25.1	25.6	24.7	24.7
2012	22.3	24.2	25.6	27.3	27.3

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2011	19.4	19.9	19.6	20.8	79.7
2012	20.1	18.7	18.0	20.1	76.9

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	359.3	401.4	390.6	422.1	1,573.4	2011	57.4%	54.5%	32.3%	18.1%	37.9%
2012	395.3	378.6	379.2	410.6	1,563.7	2012	10.0%	-5.7%	-2.9%	-2.7%	-0.6%

	Revenues - Europe						Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	174.1	194.8	180.3	202.5	751.7	2011	91.3%	72.5%	63.2%	24.8%	57.7%
2012	181.9	171.1	148.6	176.3	677.9	2012	4.5%	-12.2%	-17.6%	-12.9%	-9.8%

	Revenues - Asia Pacific						Revenues - Asia Pacific - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	53.2	51.8	57.9	52.8	215.7	2011	-5.2%	27.0%	55.6%	4.6%	16.8%
2012	52.3	52.3	57.8	65.1	227.5	2012	-1.7%	1.0%	-0.2%	23.3%	5.5%

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	586.6	648.0	628.8	677.4	2,540.8	2011	56.3%	56.7%	42.0%	18.8%	41.0%
2012	629.5	602.0	585.6	652.0	2,469.1	2012	7.3%	-7.1%	-6.9%	-3.7%	-2.8%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	95.8	97.9	89.0	100.8	383.5	2011	16.3%	15.1%	14.2%	14.9%	15.1%
2012	99.0	96.9	100.0	107.3	403.2	2012	15.7%	16.1%	17.1%	16.5%	16.3%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	65.4	70.4	64.9	72.8	273.5	2011	11.1%	10.9%	10.3%	10.7%	10.8%
2012	69.2	72.3	71.7	78.3	291.5	2012	11.0%	12.0%	12.2%	12.0%	11.8%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	30.4	27.5	24.1	28.0	110.0	2011	5.2%	4.2%	3.8%	4.1%	4.3%
2012	29.8	24.6	28.3	29.0	111.7	2012	4.7%	4.1%	4.8%	4.4%	4.5%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	3.5	3.3	3.6	3.6	14.0
2012	3.4	3.1	2.0	2.4	10.9

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	(0.7)	(0.4)	(1.1)	(3.3)	(5.5)
2012	(0.5)	—	(2.8)	(1.0)	(4.3)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	27.6	24.6	21.6	27.7	101.5	2011	19.2%	22.4%	19.0%	14.4%	18.6%
2012	26.9	21.5	29.1	27.6	105.1	2012	21.2%	9.3%	14.4%	-17.8%	6.7%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2011	22.3	19.2	17.5	23.6	82.6
2012	21.2	19.5	24.9	32.4	98.0

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2011	—	—	—	—	—
2012	—	—	—	(0.2)	(0.2)

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2011	2.1	1.8	1.6	1.4	1.4
2012	1.3	1.1	1.1	0.5	0.5

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2011	8.0	8.1	7.5	7.7	31.3
2012	6.9	6.9	6.7	7.5	28.0

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2011	356.9	363.5	383.5	354.5	354.5
2012	347.2	328.0	356.8	331.3	331.3

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2011	2.8	3.9	4.3	5.5	16.5
2012	1.6	4.3	4.8	9.1	19.8

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2011	(35.3)	31.5	(7.2)	65.6	54.6
2012	19.1	34.0	15.6	60.0	128.7

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2011	(2.6)	(3.8)	(4.1)	(5.4)	(15.9)
2012	(1.6)	(4.1)	(4.8)	(9.0)	(19.5)

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2011	(37.9)	27.7	(11.3)	60.2	38.7
2012	17.5	29.9	10.8	51.0	109.2

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2011	(8.1)	(4.8)	(6.2)	(0.4)	(19.5)
2012	(3.5)	(85.5)	(9.9)	(45.5)	(144.4)

	Dividends to (Capital Contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2011	5.0	—	5.0	—	10.0
2012	—	—	5.0	—	5.0

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2012	—	—	—	42.8	42.8

	Total Debt
	Q1	Q2	Q3	Q4	FY
2011	231.4	227.4	226.2	226.0	226.0
2012	224.2	142.6	144.7	142.2	142.2

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	261.8	284.5	287.5	297.1	297.1	2011	21.1%	24.6%	28.2%	30.3%	30.3%
2012	329.2	336.5	365.6	342.2	342.2	2012	27.9%	26.6%	27.6%	29.3%	29.3%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.